united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered
management investment companies

Investment Company Act file number: 811-23579

Flat Rock Core Income Fund

(Exact name of registrant as specified in charter)

Robert K. Grunewald,
Chief Executive Officer
680 S. Cache Street, Suite 100,
P.O. Box 7403,
Jackson, WY 83001
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
(Name and address of agent for service)

Copy to:

Owen J. Pinkerton, Esq.
Krisztina Nadasdy, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700
Washington, DC 20001
(202) 383-0262

Registrant’s telephone number, including area code: (307) 500-5200

Date of fiscal year end: December 31

Date of reporting period: January 1, 2025 – December 31, 2025

Item 1. Reports to Stockholders.

(a)

Annual Report
December 31, 2025

Flat Rock Core Income Fund

FLAT ROCK
GLOBAL

Where Investors Come First

Flat Rock Core Income Fund	Shareholder Letter
December 31, 2025 (Unaudited)

Fellow CORFX Shareholders:

Flat Rock Core Income Fund (“CORFX” or the “Fund”) finished 2025 with a return of 5.57%. The Fund paid $1.97 per share in dividends and experienced a $0.88 decline in net asset value (“NAV”) per share during the year. Defaults in the loan market were elevated during the year, with a peak default rate of 5.2% in January, which exceeded the Covid-era peak of 4.7%. We were not immune from the market’s higher default rate. The largest drivers of CORFX’s NAV decline were a litigation finance loan and a collateralized loan obligation (“CLO”) managed by Blackrock. We finished the year with 1.4% of the direct lending portfolio marked below 80.

Since its inception in July of 2017, the Fund has delivered average annual returns of 7.70% with a standard deviation of 2.77% — a performance profile that is roughly four times higher than the return of the Bloomberg US Aggregate Bond Index, while exhibiting roughly half the volatility. Over its history, the Fund has recorded just nine down months. We believe this track record reflects our disciplined focus on first lien investments and our highly selective approach to credit underwriting, which together form the foundation of the Fund’s long-term performance.

Fund Performance (Net)(a)

Fund Performance	2025 Return	3-Year Return	5-Year Return	Return Since Inception	Standard Deviation Since Inception
Flat Rock Core Income Fund(b)	5.57%	9.55%	8.06%	7.70%	2.77%
Bloomberg US Aggregate Bond Index	7.30%	4.66%	(0.36)%	1.78%	5.04%
Bloomberg US Corporate High Yield Index	8.62%	10.05%	4.50%	5.14%	5.18%
Morningstar Leveraged Loan Index	5.90%	9.34%	6.42%	5.44%	3.02%

(a)    Performance data is per Bloomberg as of December 31, 2025, and includes the reinvestment of distributions.

(b)    The return shown is based on NAV calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the NAV in accordance with accounting principles generally accepted in the United States of America.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance quoted above. Investment return and principal value will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Past performance is no guarantee of future results. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. All historical performance related to CORFX prior to November 23, 2020 is of the predecessor fund, Flat Rock Capital Corp.

As spreads on private credit loans tightened throughout the year, we identified more attractive relative value in private credit CLOs with debt tranches initially rated “BB” by a nationally rated statistical rating organization (“CLO BBs”), which offer exposure to a diversified loan portfolio without taking first-loss risk. At year-end, private credit CLO BBs were being issued with coupons of approximately Secured Overnight Financing Rate (“SOFR”) + 7.00%, while core direct lending loans were being issued with coupons of approximately SOFR + 4.75%.

The Fund holds 60 positions across private credit issuers, as well as in the equity and junior debt tranches of CLOs, providing exposure to more than 1,400 first lien secured loans. The loans in the Fund are almost exclusively floating rate. The Fund ended 2025 with $394 million of assets under management and a conservative leverage ratio (debt-to-total assets) of 0.24x.

Annual Report | December 31, 2025	1

Flat Rock Core Income Fund	Shareholder Letter
December 31, 2025 (Unaudited)

In addition to spreads tightening across private credit, SOFR declined from 4.3% to 3.7% during the year. As a result, in September 2025, our Board of Directors approved a reduction in the monthly distribution from $0.165 to $0.155 per share. The change took effect in September. At year-end, the Fund’s distribution rate was 9.46%.

We continue to view CORFX as a compelling core allocation for client portfolios. The Fund seeks to deliver a consistent monthly dividend with relatively low volatility and minimal interest rate sensitivity due to its floating rate exposure.

As always, if you have any questions, please feel free to reach out.

Sincerely,

Robert Grunewald

Chief Executive Officer and Founder

Glossary: Standard Deviation is measure that provides the dispersion around a mean. The Standard & Poor’s (“S&P”) 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The Bloomberg US Aggregate Bond Index, or the “Agg”, is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. The Bloomberg US Corporate High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. The index excludes bonds from emerging markets. The Morningstar LSTA US Leveraged Loan Index is a market value weighted index designed to capture the performance of the U.S. leveraged loan market.

Consider the investment risks, charges, and expenses of the Fund carefully before investing. Other information about the Fund may be obtained at https://flatrockglobal.com/core-income-fund/. This material must be preceded or accompanied by the prospectus. Please read it carefully.

The Fund is suitable for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. Our shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. No secondary market is expected to develop for our shares; liquidity for our shares will be provided only through quarterly repurchase offers for no less than 5% of and no more than 25% of our shares at NAV, and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these limited restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in our shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risks, including the risk that shareholders may lose part or all of their investment. We may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as a return of capital or borrowing. The amount of distributions that we may pay, if any, is uncertain. Ultimus Fund Distributors, LLC serves as our principal underwriter, within the meaning of the Investment Company Act of 1940, as amended, and will act as the distributor of our shares on a best efforts’ basis, subject to various conditions. You can contact Ultimus Fund Distributors, LLC at (833) 415-1088.

2	www.flatrockglobal.com

Flat Rock Core Income Fund	Portfolio Update
December 31, 2025 (Unaudited)

INVESTMENT OBJECTIVE

Flat Rock Core Income Fund’s (the “Fund”) investment objective is the preservation of capital while generating current income from its debt investments and seeking to maximize the portfolio’s total return.

PERFORMANCE as of December 31, 2025

	1 Year	3 Year(1)	5 Year(1)	Since Inception(1)
Flat Rock Core Income Fund(2)(3)	5.57%	9.55%	8.06%	7.70%
Bloomberg US Aggregate Bond Index(4)	7.30%	4.66%	-0.36%	1.78%
Bloomberg US Corporate High Yield Bond Index(5)	8.62%	10.05%	4.50%	5.14%
Morningstar LSTA US Leveraged Loan Index(6)	5.90%	9.34%	6.42%	5.44%

(1)    The Fund commenced operations on July 2, 2017. Operations for the period prior to November 23, 2020 are for Flat Rock Capital Corp. (see Note 14 in the Notes to Consolidated Financial Statements for further information).

(2)    Performance returns are net of management fees and other Fund expenses.

(3)    The return shown is based on net asset value (“NAV”) calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the NAV in accordance with accounting principles generally accepted in the United States of America.

(4)   The Bloomberg US Aggregate Bond Index is a broad-based, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

(5)   The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market.

(6)   The Morningstar LSTA US Leveraged Loan Index is a market value weighted index designed to capture the performance of the US leveraged loan market.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased by the Fund, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that its shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. The Fund intends to invest primarily in senior secured loans of U.S. middle-market companies. The Fund may also invest in the junior debt (and to a lesser extent, the equity) tranches of collateralized loan obligations (“CLOs”) that provide exposure to senior secured loans of middle-market companies. The Fund’s investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk. The Fund may pay

Annual Report | December 31, 2025	3

Flat Rock Core Income Fund	Portfolio Update
December 31, 2025 (Unaudited)

distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as a return of capital or borrowings. The amount of distributions that the Fund may pay, if any, is uncertain.

ASSET ALLOCATION as of December 31, 2025*

*      Holdings are subject to change.

        Percentages are based on net assets of the Fund.

TOP TEN HOLDINGS* as of December 31, 2025

% of Net Assets
Hercules Private Global Venture Growth Fund I LP	6.05%
TriplePoint Private Venture Credit, Inc.	4.33%
BCP Great Lakes II - Series B Holdings LP	3.37%
Fortress Credit Opportunities XXI CLO, LLC, Series 2023-21A	3.28%
New Mountain Guardian IV Feeder III, Ltd.	3.20%
Monroe Capital ABS Funding II LP, Series 2025-1A	3.00%
PTSH Intermediate Holdings, LLC - Term Loan	2.56%
Xenon Arc, Inc. - Term Loan	2.55%
Fortress Credit Opportunities XIX CLO, LLC, Series 2022-19A	2.47%
Vehicle Management Services, LLC -Term Loan	2.47%

*      Holdings are subject to change and exclude cash equivalents.

4	www.flatrockglobal.com

Flat Rock Core Income Fund	Portfolio Update
December 31, 2025 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the NAV of $20.00 on July 2, 2017 (commencement of operations) and tracking its progress through December 31, 2025.

$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
7/2/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
6/30/24
12/31/24
6/30/25
12/31/25
Flat Rock Core Income Fund – $18,785
Bloomberg US Aggregate Bond Index – $11,620
Bloomberg US Corporate High Yield Bond Index – $15,313
Morningstar LSTA US Leveraged Loan Index – $15,575

The hypothetical $10,000 investment at inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly. Performance quoted does not include a deduction for taxes that a shareholder would pay on the repurchase of its shares by the Fund.

Annual Report | December 31, 2025	5

Flat Rock Core Income Fund	Consolidated Schedule of Investments
December 31, 2025
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS DEBT(a)(b) - 37.96%
ABPCI Direct Lending Fund ABS II, LLC, Series 2022-2A, Class B, 4.99%, 3/1/2032	$6,082,803	$5,865,021
ABPCI Direct Lending Fund CLO, Series 2019-5A, Class D, 12.01%, 1/20/2036 (3M US SOFR + 813 bps)(c)	5,250,000	5,292,396
Barings Middle Market CLO Ltd., Series 2023-IIA, Class DR, 11.31%, 7/20/2034 (3M US SOFR + 700 bps)(c)	4,300,000	4,359,158
BCC Middle Market CLO, LLC, Series 2023-2A, Class ER, 10.70%, 10/21/2035 (3M US SOFR + 700 bps)(c)	6,000,000	6,029,726
Blackrock Mt. Hood CLO X, LLC, Series 2023-1A, Class ER, 11.38%, 10/20/2037 (3M US SOFR + 750 bps)(c)	500,000	500,870
Brightwood Capital MM CLO Ltd., Series 2024-2A, Class D, 9.66%, 4/15/2036 (3M US SOFR + 575 bps)(c)	5,000,000	5,038,191
Eldridge MMPC CLO Ltd., Series 2025-2A, Class E, 10.58%, 1/15/2038 (3M US SOFR + 690 bps)(c)	6,000,000	6,000,000
Fortress Credit Opportunities XIX CLO, LLC, Series 2022-19A, Class ER, 11.91%, 10/15/2036 (3M US SOFR + 800 bps)(c)	7,500,000	7,609,685
Fortress Credit Opportunities XXI CLO, LLC, Series 2023-21A, Class ER, 11.12%, 1/21/2037 (3M US SOFR + 725 bps)(c)	10,000,000	10,121,054
Great Lakes CLO Ltd., Series 2014-1A, Class FR, 14.17%, 10/15/2029 (3M US SOFR + 1026 bps)(c)	3,122,374	3,140,804
Great Lakes CLO Ltd., Series 2019-1A, Class ERR, 11.41%, 4/15/2037 (3M US SOFR + 750 bps)(c)	5,000,000	5,104,656
Jefferies Credit Partners DL CLO Ltd., Series 2024-1A, Class E, 12.11%, 7/25/2036 (3M US SOFR + 825 bps)(c)	2,000,000	2,028,259
Maranon Loan Funding Ltd., Series 2021-3A, Class ER, 11.73%, 10/15/2036 (3M US SOFR + 782 bps)(c)	5,050,000	5,139,390
Maranon Loan Funding Ltd., Series 2023-1A, Class ER, 11.66%, 7/15/2037 (3M US SOFR + 775 bps)(c)	4,800,000	4,932,909
MCF CLO IV, LLC, Series 2014-1A, Class ER3, 10.72%, 10/16/2037 (3M US SOFR + 675 bps)(c)	5,000,000	5,099,657
MCF CLO VII, LLC, Series 2017-3A, Class ER2, 10.88%, 7/20/2037 (3M US SOFR + 700 bps)(c)	3,300,000	3,363,814
Monroe Capital ABS Funding II LP, Series 2025-1A, Class C, 0.00%, 1/7/2036 (3M US SOFR + 600 bps)(c)(d)	9,250,000	9,250,000
Monroe Capital MML CLO VIII Ltd., Series 2019-1A, Class ER, 12.50%, 11/22/2033 (3M US SOFR + 862 bps)(c)	6,250,000	6,280,175
Monroe Capital MML CLO X Ltd., Series 2020-1A, Class ER2, 11.64%, 8/20/2037 (3M US SOFR + 775 bps)(c)	6,000,000	6,163,682
Mount Logan Funding LP, Series 2018-1A, Class ER, 12.58%, 1/22/2033 (3M US SOFR + 872 bps)(c)	6,500,000	6,558,023
See Notes to Consolidated Financial Statements.
6	www.flatrockglobal.com

Flat Rock Core Income Fund	Consolidated Schedule of Investments
December 31, 2025
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS DEBT(a)(b) - 37.96%
PennantPark CLO V Ltd., Series 2022-5A, Class ER, 11.86%, 10/15/2033 (3M US SOFR + 795 bps)(c)	$4,000,000	$4,033,134
THL Credit Lake Shore MM CLO I Ltd., Series 2019-1A, Class ER, 13.14%, 4/15/2033 (3M US SOFR + 923 bps)(c)	5,000,000	5,048,086

TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT (Cost $115,647,441)		116,958,690

COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)(b)(e) - 6.24%
Barings Middle Market CLO Ltd., Series 2021-1A, Subordinated Notes, 17.58%, 7/20/2033	6,300,000	5,226,679
BlackRock Elbert CLO V, LLC, Series 5I, Subordinated Notes, 0.00%, 6/15/2034	2,000,000	565,000
BlackRock Maroon Bells CLO XI, LLC, Series 2022-1A, Subordinated Notes, 7.01%, 1/15/2038	10,191,083	3,275,933
Blackrock Mt. Hood CLO X, LLC, Series 2023-1A, Class VDN, 14.84%, 4/20/2035	5,396,063	2,314,380
Churchill Middle Market CLO III Ltd., Series 2021-1A, Subordinated Notes, 0.00%, 10/24/2033	5,000,000	500
Jefferies Credit Partners DL CLO Ltd., Series 2024-2A, Subordinated Notes, 17.39%, 1/20/2037	5,671,692	5,306,019
TCP Whitney CLO, LLC, Series 1A, Subordinated Notes, 11.84%, 8/20/2033	5,000,000	2,553,667

TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY (Cost $23,903,092)		19,242,178

FIRST LIEN SENIOR SECURED DEBT(a)(c) - 57.70%
Accordion Partners, 11/15/2031 (3M US SOFR + 500 bps)(c)(f)	6,363,547	6,322,820
Accordion Partners – Revolver, 11/15/2031 (.50%)(f)(g)	608,696	604,800
Amerit Fleet Parent, LLC – DDTL, 1/27/2032 (1.00%)(f)(g)	452,881	446,043
Amerit Fleet Parent, LLC – Revolver, 1/27/2032 (.50%)(f)(g)	447,458	440,701
Amerit Fleet Parent, LLC – Revolver, 1/27/2032 (3M US SOFR + 525 bps)(c)(f)	637,288	627,665
Amerit Fleet Parent, LLC – Term Loan, 1/27/2032 (3M US SOFR + 525 bps)(c)(f)	6,446,217	6,348,879
Arc Health – DDTL, 10/10/2030(f)(g)	2,775,087	2,740,398
Arc Health – Term Loan, 10/10/2030 (1M US SOFR + 475 bps)(c)(f)	4,224,913	4,172,102
Bounteous, Inc. – Term Loan, 8/2/2029 (1M US SOFR + 475 bps)(c)(f)	4,226,455	4,226,455
Capitol Imaging – DDTL, 1/3/2030(f)(g)	263,699	261,484
Capitol Imaging – Revolver, 1/3/2030(f)(g)	263,699	261,484
See Notes to Consolidated Financial Statements.
Annual Report | December 31, 2025	7

Flat Rock Core Income Fund	Consolidated Schedule of Investments
December 31, 2025
	Principal Amount	Fair Value
FIRST LIEN SENIOR SECURED DEBT(a)(c) - 57.70%
Capitol Imaging – Revolver, 1/3/2030 (3M US SOFR + 500 bps)(c)(f)	$95,890	$95,085
Capitol Imaging – Term Loan, 1/3/2030 (3M US SOFR + 500 bps)(c)(f)	6,332,842	6,279,647
Congruex Group, LLC – Term Loan, 5/3/2029 (3M US SOFR + 650 bps)(c)(f)(h)	7,324,278	6,020,557
Consor Intermediate II, LLC – DDTL, 5/10/2031 (1.00%)(f)(g)	1,495,775	1,491,287
Consor Intermediate II, LLC – Revolver, 5/10/2031 (.50%)(f)(g)	540,845	539,223
Consor Intermediate II, LLC – Term Loan, 5/10/2031 (1M US SOFR + 475 bps)(c)(f)	3,794,764	3,783,379
Consor Intermediate II, LLC Revolver, 5/10/2031 (.50%)(f)(g)	135,211	134,806
Cooper’s Hawk – DDTL, 7/29/2031 (.50%)(f)(g)	810,526	805,461
Cooper’s Hawk – Revolver, 7/29/2031 (.50%)(f)(g)	309,474	306,379
Cooper’s Hawk – Revolver, 7/29/2031 (3M US SOFR + 550 bps)(c)(f)	206,316	204,253
Cooper’s Hawk – Term Loan, 7/29/2031 (3M US SOFR + 550 bps)(c)(f)(g)	5,673,684	5,638,224
Crane Engineering Sales – Term Loan, 8/25/2029 (3M US SOFR + 475 bps)(c)(f)	7,465,185	7,413,675
Cyber Advisors – Term Loan, 7/18/2028 (3M US SOFR + 525 bps)(c)(f)	6,952,280	6,856,339
Diversified Risk Holdings – Revolver, 4/30/2026(f)(g)	177,778	172,444
Diversified Risk Holdings – Revolver, 4/30/2026 (3M US SOFR + 625 bps)(c)(f)	118,519	114,963
Diversified Risk Holdings – Term Loan, 4/30/2026 (3M US SOFR + 625 bps)(c)(f)	5,363,596	5,202,688
Drive Automotive Services, LLC – Term Loan, 8/2/2026 (3M US SOFR + 615 bps)(c)(f)	4,141,858	3,362,774
Dun & Bradstreet – Term Loan, 8/26/2032 (1M US SOFR + 550 bps)(c)(f)(i)	4,000,000	4,040,000
ETC Group – Term Loan, 10/8/2029 (3M US SOFR + 600 bps)(c)(f)(h)	2,041,686	628,839
Flagship Oral Surgery Partners, LLC – DDTL, 11/25/2026 (1.00%)(f)(g)	1,305,183	1,305,183
Flagship Oral Surgery Partners, LLC – Term Loan, 12/20/2027 (3M US SOFR + 600 bps)(c)(f)	3,681,069	3,681,069
Galactic Litigation Partners – Term Loan, 6/21/2024(i)(j)(k)	7,274,854	1,350,000
Inmar, Inc. – Term Loan, 10/30/2031 (1M US SOFR + 450 bp)(c)(f)	1,910,599	1,883,526
Isagenix International, LLC – Term Loan, 4/14/2028 (3M US SOFR + 660 bps)(c)(f)(h)	1,462,926	248,698
Mag Aerospace – Term Loan, 4/1/2027 (3M US SOFR + 550 bps)(c)(f)	3,717,131	3,698,545
Magnate Worldwide, LLC – Incremental Term Loan, 12/30/2028 (3M US SOFR + 550 bps)(c)(f)	2,970,000	2,942,379
Magnate Worldwide, LLC – Term Loan, 12/30/2028 (3M US SOFR + 550 bps)(c)(f)	3,805,366	3,769,976
See Notes to Consolidated Financial Statements.
8	www.flatrockglobal.com

Flat Rock Core Income Fund	Consolidated Schedule of Investments
December 31, 2025
	Principal Amount	Fair Value
FIRST LIEN SENIOR SECURED DEBT(a)(c) - 57.70%
Nellson Neutraceutical DDTL, 4/7/2031 (1.00%)(f)(g)	$346,535	$347,262
Nellson Neutraceutical Revolver, 4/7/2031 (.50%)(f)(g)	706,931	708,415
Nellson Neutraceutical Revolver, 4/7/2031 (3M US SOFR + 575 bps)(c)(f)	194,059	194,467
Nellson Neutraceutical US – Term Loan, 4/7/2031 (3M US SOFR + 575 bps)(c)(f)	5,741,386	5,753,443
Oak Point Partners – Term Loan, 12/1/2027 (1M US SOFR + 475 bps)(c)(f)	3,371,822	3,371,822
Profile Products, LLC – Term Loan, 11/12/2027 (1M US SOFR + 575 bps)(c)(f)	2,912,733	2,811,661
PTSH Intermediate Holdings, LLC – Term Loan, 12/17/2027 (3M US SOFR + 590 bps)(c)(f)	7,960,000	7,880,399
S&P Engineering Solutions – Term Loan, 5/2/2030 (3M US SOFR + 500 bps)(c)(f)(i)	4,900,000	4,949,000
SGA Dental Partners – DDTL, 7/17/2029 (1.00%)(f)(g)	810,000	803,358
SGA Dental Partners – Term Loan, 7/17/2029 (3M US SOFR + 550 bps)(c)(f)	7,226,977	7,167,715
Solaray, LLC – Term Loan, 12/15/2025 (3M US SOFR + 650 bps)(c)(f)	1,362,512	1,211,410
Solaray, LLC – Term Loan, 12/15/2025 (3M US SOFR + 650 bps)(c)(f)	1,553,335	1,381,071
Solaray, LLC – Term Loan, 12/15/2025 (3M US SOFR + 650 bps)(c)(f)	1,641,820	1,459,742
Spencer Spirit, LLC – Term Loan, 7/15/2031 (1M US SOFR + 550 bps)(c)(f)	4,937,500	4,945,746
Thryv, Inc. – Term Loan, 5/1/2029 (1M US SOFR + 675 bps)(c)(f)	2,025,000	2,012,344
Trulite Holding Corp. – Term Loan, 3/1/2030 (1M US SOFR + 600 bps)(c)(f)	2,812,500	2,700,000
Vehicle Management Services, LLC – Revolver, 7/26/2027 (1.00%)(f)(g)	304,003	304,003
Vehicle Management Services, LLC – Revolver, 7/26/2027 (1M US SOFR + 625 bps)(c)(f)(g)	437,468	437,468
Vehicle Management Services, LLC – Term Loan, 7/26/2027 (1M US SOFR + 625 bps)(c)(f)	7,602,604	7,602,603
Viapath Technologies – Term Loan, 8/6/2029 (1M US SOFR + 750 bps)(c)(f)	2,437,437	2,419,912
Watchguard Technologies, Inc. – Term Loan, 6/30/2029 (1M US SOFR + 525 bps)(c)(f)	2,864,660	2,855,722
Watterson – Term Loan, 12/17/2026 (1200 bps)(f)(h)(i)	4,263,163	3,322,283
Xenon Arc, Inc. – Term Loan, 12/20/2028 (1M US SOFR + 575 bps)(c)(f)	7,960,000	7,858,111
Zavation Medical Products, LLC – Revolver, 6/30/2028 (3M US SOFR + 575 bps)(c)(f)	468,039	465,231
See Notes to Consolidated Financial Statements.
Annual Report | December 31, 2025	9

Flat Rock Core Income Fund	Consolidated Schedule of Investments
December 31, 2025
	Principal Amount	Fair Value
FIRST LIEN SENIOR SECURED DEBT(a)(c) - 57.70%
Zavation Medical Products, LLC – Term Loan, 6/30/2028 (3M US SOFR + 575 bps)(c)(f)	$6,451,400	$6,412,692

TOTAL FIRST LIEN SENIOR SECURED DEBT (Cost $189,197,422)		177,798,110

FEEDER FUND INVESTMENTS – DEBT(a)(b)(c)(l) - 2.08%
Bain Capital Global Direct Lending Fund U II RN LP, Series 2025-1A, Class D 12.29%, 6/18/2036 (3M US SOFR + 800 bps)	362,500	362,500
Guggenheim Invest Private Debt Fund IV Feeder, LLC, Series 2025-1A, Class C 11.55%, 4/10/2038 (3M US SOFR + 750 bps)	6,055,865	6,055,865

TOTAL FEEDER FUND INVESTMENTS – DEBT (Cost $6,414,887)		6,418,365

FEEDER FUND INVESTMENTS – EQUITY(a)(b)(m) - 4.10%
Bain Capital Global Direct Lending Fund U II RN LP, Series 2025-1A, Subordinated Notes, 16.50%, 6/18/2036	3,006,139	2,780,679
New Mountain Guardian IV Feeder III Ltd., Subordinated Notes, 16.00%, 12/28/2037	10,000,000	9,850,000

TOTAL FEEDER FUND INVESTMENTS – EQUITY (Cost $12,631,084)		12,630,679
	Shares	Fair Value
COMMON STOCK(a) - 0.00%
Isagenix International, LLC(j)	85,665	$—

TOTAL COMMON STOCK (Cost $–)		—

PRIVATE INVESTMENT FUNDS - 13.75%
BCP Great Lakes II – Series B Holdings LP(n)	N/A	10,378,082
Hercules Private Global Venture Growth Fund I LP(n)	N/A	18,656,098
TriplePoint Private Venture Credit, Inc.	1,324,395	13,349,897

TOTAL PRIVATE INVESTMENT FUNDS (Cost $48,720,021)		42,384,077
See Notes to Consolidated Financial Statements.
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Flat Rock Core Income Fund	Consolidated Schedule of Investments
December 31, 2025
	Shares	Fair Value
SHORT-TERM INVESTMENTS - 0.07%

MONEY MARKET FUNDS - 0.07%
First American Government Obligations Fund, Class X, 3.71%(o)	200,115	$200,115
TOTAL SHORT-TERM INVESTMENTS (Cost $200,115)		200,115
TOTAL INVESTMENTS - 121.90% (Cost $396,714,062)		375,632,214
Liabilities in Excess of Other Assets - (21.90)%		(67,493,626)
NET ASSETS - 100.00%		$308,138,588

(a)   The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(b)   Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted” securities. As of December 31, 2025, the total fair value of these securities amounts to $155,249,912, which represents 50.38% of net assets.

(c)   Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(d)   Purchase of this security was settled after December 31, 2025.

(e)   CLO equity positions are entitled to recurring distributions that are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and CLO expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or in connection with a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $19,242,178, which represents 6.24% of net assets as of December 31, 2025.

(f)   All or a portion of the security has been pledged as collateral in connection with the credit facility with certain funds and accounts managed by Cadence Bank, N.A. (the “Credit Facility”). At December 31, 2025, the value of securities pledged amounted to $176,448,111, which represents approximately 57.26% of net assets.

(g)   Investment has been committed to but has not been funded by the Fund as of December 31, 2025.

(h)   A portion of the stated interest rate is payment-in-kind.

(i)   Investment was acquired via participation agreement.

(j)    Non-income producing security.

(k)    Investment is past its legal maturity date and facility is currently winding down.

(l)   Debt tranches in securitizations of limited partnership interests in a loan fund (“Feeder Fund Investments – Debt”) are entitled to contractual interest payments derived from the cash flows generated by the underlying loan fund. As of December 31, 2025, the total fair value of Feeder Fund Investments – Debt was $6,418,365, representing 2.08% of net assets.

See Notes to Consolidated Financial Statements.
Annual Report | December 31, 2025	11

Flat Rock Core Income Fund	Consolidated Schedule of Investments
December 31, 2025

(m)   Equity tranches in securitizations of limited partnership interests in a loan fund (“Feeder Fund Investments – Equity”) are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by the underlying loan fund less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projections of the amount and timing of these recurring distributions in addition to the estimated amount of the terminal principal payment. Effective yields are generally updated once a quarter or in connection with events such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. As of December 31, 2025, the total fair value of Feeder Fund Investments – Equity was $12,630,679, representing 4.10% of net assets.

(n)   Private investment fund does not issue shares.

(o)    Rate disclosed is the seven day effective yield as of December 31, 2025.

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US SOFR - 1 month SOFR as of December 31, 2025 was 3.69%.

3M US SOFR - 3 month SOFR as of December 31, 2025 was 3.65%.

See Notes to Consolidated Financial Statements.
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Flat Rock Core Income Fund	Consolidated Statement of Assets and Liabilities
December 31, 2025
Assets
Investments at fair value (cost $396,714,062)	$ 375,632,214
Interest receivable	6,595,910
Prepaid loan commitment fees	474,190
Receivable for fund shares sold	456,009
Cash and cash equivalents	323,251
Fee rebate	195,031
Dividends receivable	173,641
Prepaid expenses and other assets	100,273
Total assets	383,950,519
Liabilities
Credit Facility, net (see Note 9)	$ 43,451,895
Unfunded loan commitments	11,382,603
Mandatorily redeemable preferred stock (net of deferred financing costs of $5,432(a) (see Note 10))	9,994,568
Securities purchased payable	9,625,506
Payable for excise tax	718,244
Accrued interest expense	262,766
Payable for audit and tax service fees	194,000
Payable to transfer agent	49,700
Payable for fund accounting and administration fees	23,844
Dividends payable on redeemable preferred stock	18,889
Payable for custodian fees	6,372
Other accrued expenses	83,544
Total liabilities	75,811,931
Net Assets	$ 308,138,588
Commitments and Contingencies (see Note 12)
Net Assets Consist Of
Paid-in capital	$ 318,031,149
Accumulated deficit	(9,892,561)
Net Assets	$ 308,138,588
Pricing of Shares
Net Assets	308,138,588
Shares of beneficial interest outstanding (Unlimited number of shares, at $0.001 par value per share)	15,702,526
Net asset value and offering price per share	$ 19.62

(a)   $10,000 liquidation value per share. 1,000 shares authorized, issued and outstanding.

See Notes to Consolidated Financial Statements.
Annual Report | December 31, 2025	13

Flat Rock Core Income Fund	Consolidated Statement of Operations
For the Year Ended December 31, 2025
Investment Income
Interest income	$ 38,286,732
Dividend income	3,864,271
Total Investment Income	42,151,003
Expenses
Incentive fees	4,695,458
Management fees	4,471,034
Interest on credit facility	3,998,411
Excise tax expense	1,116,125
Dividends on redeemable preferred stock	491,250
Transfer agent fees and expenses	489,554
Audit and tax service fees	303,382
Accounting and administration fees	283,113
Loan issuance costs	235,840
Printing expenses	95,854
Amortization of deferred financing costs	86,704
Legal fees	78,789
Trustee expenses	75,000
Registration expenses	61,149
Custodian expenses	38,535
Insurance expenses	24,726
Compliance expenses	18,000
Miscellaneous expenses	436,552
Total expenses	16,999,476
Fees waived by Adviser (see Note 4)	(1,231,118)
Net expenses	15,768,358
Net investment income	26,382,645
Realized and Change in Unrealized Gain/(Loss) from Investments
Net realized loss on sale of investments	(3,645,365)
Net change in unrealized appreciation/(depreciation) from investments	(13,350,497)
Net realized and change in unrealized loss from investments	(16,995,862)
Net increase in net assets resulting from operations	$ 9,386,783
See Notes to Consolidated Financial Statements.
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Flat Rock Core Income Fund	Consolidated Statements of Changes in Net Assets

	For The Year Ended December 31, 2025	For The Year Ended December 31, 2024
Increase/(Decrease) In Net Assets Resulting From Operations
Net investment income	$ 26,382,645	$ 25,551,615
Net realized gain/(loss) on sale of investments	(3,645,365)	690,975
Net change in unrealized appreciation/(depreciation) from investments	(13,350,497)	(885,094)
Net increase in net assets resulting from operations	9,386,783	25,357,496
Distributions To Shareholders
Distributions paid from earnings	(30,483,029)	(25,678,219)
Decrease in net assets from distributions to shareholders	(30,483,029)	(25,678,219)
Capital Share Transactions
Proceeds from shares sold	91,454,250	100,063,833
Reinvestment of distributions	4,420,916	5,026,776
Cost of shares repurchased	(73,861,678)	(22,999,621)
Net increase in net assets resulting from capital share transactions	22,013,488	82,090,988
Contribution from affiliate (see Note 4)	7,236,544	—
Net increase in net assets	8,153,786	81,770,265
Net Assets
Beginning of year	299,984,802	218,214,537
End of year	$ 308,138,588	$ 299,984,802
Share Transactions
Shares sold	4,531,624	4,845,922
Shares issued in reinvestment of distributions	220,463	244,428
Shares repurchased	(3,662,052)	(1,111,626)
Net increase in share transactions	1,090,035	3,978,724
See Notes to Consolidated Financial Statements.
Annual Report | December 31, 2025	15

Flat Rock Core Income Fund	Consolidated Statement of Cash Flows
For the Year Ended December 31, 2025
CASH FLOWS RESULTING FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$ 9,386,783
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(145,478,613)
Proceeds from sales of investment securities	124,463,270
Net sales of short-term investments securities	55,935
Amortization of premium and accretion of discount on investments, net	1,565,967
Amortization of deferred financing costs	86,704
Net realized (gain)/loss on:
Investments	3,645,365
Net change in unrealized (appreciation)/depreciation on:
Investments	13,350,497
(Increase)/Decrease in assets:
Fee rebate	(7,576)
Prepaid loan commitment fees	(301,644)
Interest receivable	3,400,549
Dividends receivable	(166,598)
Prepaid expenses and other assets	93,827
Increase/(Decrease) in liabilities:
Unfunded loan commitments	791,293
Accrued interest expense	12,734
Management fee payable	(370,904)
Payable for excise tax	370,338
Payable for fund accounting and administration fees	(5,570)
Payable to transfer agent	(84,232)
Incentive fee payable	(1,180,455)
Payable for audit and tax service fees	69,000
Payable for custodian fees	(1,753)
Other accrued expenses	(161,771)
Net cash provided by operating activities	$ 9,533,146

See Notes to Consolidated Financial Statements.
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Flat Rock Core Income Fund	Consolidated Statement of Cash Flows
For the Year Ended December 31, 2025
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	$ 91,308,942
Contribution from affiliate (see Note 4)	7,236,544
Cost of shares repurchased	(73,861,678)
Distributions paid (net of reinvestments)	(26,062,113)
Borrowings on credit facility	176,510,996
Payments on credit facility	(174,642,387)
Repayment of mandatorily redeemable preferred stock	(10,000,000)
Decrease in dividends payable on redeemable preferred stock	(21,250)
Net cash used in financing activities	$ (9,530,946)
Net increase/(decrease) in cash	2,200
Cash, beginning of year	$ 321,051
Cash, end of year	$ 323,251
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$ 4,420,916
Supplemental Disclosure of Cash Flow Information
Cash paid for interest on credit facility	$ 3,985,677
Cash paid for dividends on mandatorily redeemable preferred stock	$ 512,500
See Notes to Consolidated Financial Statements.
Annual Report | December 31, 2025	17

Flat Rock Core Income Fund	Consolidated Financial Highlights

	For the Year Ended December 31, 2025*	For the Year Ended December 31, 2024*	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Per Share Operating Performance
Net asset value, beginning of year	$ 20.53	$ 20.52	$ 19.90	$ 20.64	$ 20.29
Income/(loss) from investment operations:
Net investment income(a)	1.69	2.05	2.27	1.76	1.54
Net realized and unrealized gains/(losses) from investments	(1.09)	0.03(b)	0.11	(1.13)	0.17
Total income/(loss) from investment operations	0.60	2.08	2.38	0.63	1.71
Less distributions:
Net investment income	(1.97)	(2.07)	(1.76)	(1.35)	(1.36)
Net realized gains	—	—	—	(0.02)	—
Total distributions	(1.97)	(2.07)	(1.76)	(1.37)	(1.36)
Contribution from affiliate (see Note 4)	0.46	—	—	—	—
Net increase/(decrease) in net asset value	(0.91)	0.01	0.62	(0.74)	0.35
Net asset value, end of year	$ 19.62	$ 20.53	$ 20.52	$ 19.90	$ 20.64
Total return(c)	5.41%(d)	10.60%	12.43%	3.14%	8.73%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$ 308,139	$ 299,985	$ 218,215	$ 184,382	$ 116,384
Ratios To Average Net Assets (including interest on credit facility and dividends on redeemable preferred stock)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	5.01%(f)	6.36%(g)	7.17%	6.16%	5.51%
Ratio of expenses to average net assets excluding fee waivers and reimbursements	5.40%	6.43%	7.17%	6.16%	5.51%
Ratio of net investment income to average net assets including fee waivers and reimbursements	8.38%	9.90%	11.19%	8.74%	7.50%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements	7.99%	9.83%	11.19%	8.74%	7.50%
See Notes to Consolidated Financial Statements.
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Flat Rock Core Income Fund	Consolidated Financial Highlights

	For the Year Ended December 31, 2025*	For the Year Ended December 31, 2024*	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Ratios To Average Net Assets (excluding interest on credit facility and dividends on redeemable preferred stock)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	3.56%(f)	4.49%(g)	4.66%	4.41%	4.41%
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.95%	4.56%	4.66%	4.41%	4.41%
Ratio of net investment income to average net assets including fee waivers and reimbursements	9.83%	11.77%	13.70%	10.49%	8.60%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements	9.44%	11.70%	13.70%	10.49%	8.60%
Portfolio turnover rate	32%	68%	25%	17%	67%
Credit Facility:
Aggregate principal amount, end of year (000s):	$ 43,452	$ 41,583	$ 54,998	$ 48,548	$ 41,703
Assets Coverage, end of year per $1,000:(h)	8,098	8,220	4,975	4,804	3,780
Redeemable Preferred Stock:
Liquidation value, end of year (000s):	$ 10,000	$ 20,000	$ 20,000	$ 20,000	$ 10,000
Asset coverage, end of year per share:(i)	31,815	32,002	23,825	20,442	12,640

*      Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the NAV for financial reporting purposes and the returns based upon those NAV may differ from the NAV and returns for shareholder transactions.

(a)   Based on average shares outstanding during the year.

(b)   The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

(c)   Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)   Includes a contribution from an affiliate. If the affiliate had not made the contribution, total return would have been 3.21%.

(e)   Interest expense relates to the Fund’s Credit Facility (see Note 9) and includes amortization of debt issuance costs as well as dividends on the Fund’s mandatorily redeemable preferred stock (see Note 10).

(f)   The ratio of expenses to average net assets, including fee waivers, includes $1,231,118 in voluntary advisory fee waivers, representing (0.39)%. This voluntary waiver is not subject to recoupment.

See Notes to Consolidated Financial Statements.
Annual Report | December 31, 2025	19

Flat Rock Core Income Fund	Consolidated Financial Highlights

(g)   The ratio of expenses to average net assets, including fee waivers, includes $189,344 in voluntary advisory fee waivers, representing (0.07)%. This voluntary waiver is not subject to recoupment.

(h)   Calculated by subtracting the Fund’s total liabilities (excluding the Credit Facility and accumulated unpaid interest on the Credit Facility) from the Fund’s total assets and dividing by the outstanding Credit Facility balance.

(i)   Asset coverage ratio is calculated by subtracting the Fund’s total liabilities (excluding the liquidation value of the Fund’s mandatorily redeemable preferred stock including distributions payable on the Fund’s mandatorily redeemable preferred stock) from the Fund’s total assets and dividing by the liquidation value of the Fund’s mandatorily redeemable preferred stock. The asset coverage per share figure is expressed in terms of dollar amounts per share of the Fund’s outstanding preferred stock.

See Notes to Consolidated Financial Statements.
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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2025
1. ORGANIZATION

Flat Rock Core Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is the preservation of capital while generating current income from its investments and seeking to maximize the portfolio’s total return.

The Fund was formed as a Delaware statutory trust on June 11, 2020, and operates pursuant to a Second Amended and Restated Agreement and Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to November 23, 2020, other than those related to organizational matters and the registration of its Shares under applicable securities laws.

FRC Funding I, LLC (“FRC Funding”), the Fund’s wholly owned financing subsidiary, is consolidated in the Fund’s financial statements.

The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“Topic 280”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s CODM is the President and Chief Executive Officer of the Trust. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Annual Report | December 31, 2025	21

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2025

Preferred Shares: In accordance with ASC 480-10-25, the Fund’s mandatorily redeemable preferred stock has been classified as debt on the Consolidated Statement of Assets and Liabilities. Refer to “Note 10. Mandatorily Redeemable Preferred Stock” for further details.

Security Valuation: The Fund determines the NAV of its Shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

The 1940 Act requires the Fund to determine the value of its portfolio securities using market quotations when “readily available,” and when market quotations are not readily available, portfolio securities must be valued at fair value, as determined in good faith by the Fund’s board of trustees (the “Board”). As stated in Rule 2a-5 under the 1940 Act (“Rule 2a-5”), determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. Under Rule 2a-5, a fund’s board may designate the fund’s adviser as “valuation designee” to perform fair value determinations. The Board, including a majority of the trustees of the Board (the “Trustees”) who are not “interested persons” of the Fund, as such term is defined in the 1940 Act, has designated the Adviser to perform fair value determinations and act as “valuation designee” for the Fund’s investments.

The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further discussed below.

It is the policy of the Fund to value its portfolio securities using market quotations when readily available. For purposes of this policy, a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the valuation methodologies approved by the Board.

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

The Fund primarily invests directly in senior secured loans of U.S. middle-market companies (“Senior Loans”) (either in the primary or secondary markets). The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s Consolidated Statement of Operations.

Certain of the Senior Loans held by the Fund will be broadly syndicated loans. Broadly syndicated loans will be valued by using readily available market quotations or indicative market quotations provided by an independent, third-party pricing service.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2025

For each Senior Loan held by the Fund, that is either: 1) not a broadly syndicated loan; or 2) is a broadly syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser will employ the methodology it deems most appropriate to fair value the Senior Loan. For the period before such a Senior Loan begins providing quarterly financial updates, the Senior Loan’s fair value will usually be listed as the cost at which the Fund purchased the Senior Loan. For all other such Senior Loans, the Adviser will fair value each of these on a quarterly basis after the underlying portfolio company has reported its most recent quarterly financial update. These fair value calculations involve significant professional judgment by the Adviser in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a Senior Loan may differ materially from the value that could be realized upon the sale of the Senior Loan. There is no single standard for determining the fair value of an investment. Accordingly, the methodologies the Adviser may use to fair value the Senior Loan may include: 1) fair values provided by an independent third-party valuation firm; 2) mark-to-model valuation techniques; and 3) matrix pricing.

For each Senior Loan that is either: 1) not a broadly syndicated loan; or 2) is a broadly syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser may adjust the value of the Senior Loan between quarterly valuations based on changes in the capital markets. To do this, as a proxy for discount rates and market comparable, the Adviser may look to the Morningstar LSTA US Leveraged Loan 100 Index (the “LSTA Index”). The LSTA Index is an equal value-weighted index designed to track the performance of the largest U.S. leveraged loan facilities. The LSTA Index is comprised of senior secured loans denominated in U.S. dollars that meet certain selection criteria. If there are significant moves in the LSTA Index, the Adviser may adjust the value of the Senior Loan using its discretion.

In addition, the values of the Fund’s Senior Loans may be adjusted daily based on changes to the estimated total return that the assets will generate. The Adviser will monitor these estimates and update them as necessary if macro or individual changes warrant any adjustments.

The Fund may invest in junior debt or equity tranches of collateralized loan obligations (“CLOs”). In valuing such investments, the Adviser considers a number of factors, including: 1) the indicative prices provided by a recognized, independent third-party industry pricing service, and the implied yield of such prices; 2) recent trading prices for specific investments; 3) recent purchases and sales known to the Adviser in similar securities; 4) the indicative prices for specific investments and similar securities provided by the broker who arranges transactions in such CLOs; and 5) the Adviser’s own models, which will incorporate key inputs including, but not limited to, assumptions for future loan default rates, recovery rates, prepayment rates, and discount rates — all of which are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions, as well as those of the Adviser. While the use of an independent third-party industry pricing service can be a source for valuing the Fund’s CLO investments, the Adviser will not use the price provided by a third-party service if it believes that the price does not accurately reflect fair value and will instead utilize another methodology outlined above to make its own assessment of fair value.

The Fund may invest in business development companies (“BDCs”) or senior loan facilities that provide the Fund with exposure to Senior Loans (“Loan Facilities”). When valuing BDCs that are publicly-traded, the Adviser will use the daily closing price quoted by the BDC’s respective exchange. When valuing BDCs that are not publicly-traded, as well as Loan Facilities, the Adviser will use the most recently reported NAV provided by the manager of the respective investment.

Annual Report | December 31, 2025	23

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2025

The Fund may invest in interests or shares in private investment companies and/or funds (“Private Investment Funds”) where the NAV is calculated and reported by respective unaffiliated investment managers on a monthly or quarterly basis. Unless the Adviser is aware that a value reported to the Fund by a portfolio, underlying manager, or administrator does not accurately reflect the value of the Fund’s interest in that Private Investment Fund, the Adviser will use the NAV provided by the Private Investment Fund as a practical expedient to estimate the fair value of such interest.

All available information, including non-binding indicative bids which may not be considered reliable, typically will be considered by the Adviser in making fair value determinations. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases, the Adviser will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available. The Adviser will engage third-party valuation firms to provide assistance to the Adviser in valuing a substantial portion of the Fund’s investments. The Adviser expects to evaluate the impact of such additional information and factor it into its consideration of fair value.

Federal Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Fund will generally not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to shareholders. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute at least 90% of its investment company taxable income each year to its shareholders.

The Fund’s management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years ended December 31, 2022 to December 31, 2024, or expected to be taken in the Fund’s December 31, 2025 year-end tax returns. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Consolidated Statement of Operations. During the year ended December 31, 2025, the Fund incurred $1,116,125 in excise tax.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” tranche of CLO funds is recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financial Assets.

Debt Issuance Costs: The Fund records origination and other expenses related to its debt obligations as debt issuance costs. These expenses are deferred and amortized over the life of the related debt instrument. Debt issuance costs are presented on the Consolidated Statement of Assets and Liabilities as a direct deduction from the debt liability.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2025

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and interest income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

Cash and Cash Equivalents: Cash and cash equivalents (e.g., U.S. Treasury bills) may include demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund deposits its cash and cash equivalents with highly rated banking corporations and, at times, may exceed the insured limits under applicable law.

Participation Agreements and Assignments: The Fund enters into participation agreements in which one or more participants purchase an interest in a loan, but a lead lender is the sole lender of record and is responsible for originating the loan, retains control over the loan, manages the relationship and handles communication with the borrower and services the loan for both itself and the participants. The other participants have a contract with the lead lender rather than the borrower, unless otherwise specified in the participation agreement and, accordingly, cannot make claims against the borrower, but instead must request reimbursement for their participation from the lead lender.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	-	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.
Level 2	-

Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3	-

Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Annual Report | December 31, 2025	25

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2025

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s investments under the fair value hierarchy levels as of December 31, 2025:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations Debt	$—	$—	$116,958,690	$116,958,690
Collateralized Loan Obligations Equity	—	—	19,242,178	19,242,178
First Lien Senior Secured Debt	—	—	177,798,110	177,798,110
Feeder Fund Investments – Debt	—	—	6,418,365	6,418,365
Feeder Fund Investments – Equity	—	—	12,630,679	12,630,679
Common Stock	—	—	—	—
Short-Term Investments	200,115	—	—	200,115
Private Investment Funds*	—	—	—	42,384,077
Total	$200,115	$—	$333,048,022	$375,632,214

*      The Fund held private fund investments with a fair value of $42,384,077 that, in accordance with U.S. GAAP, are valued at NAV as a “practical expedient” and are excluded from the fair value hierarchy as of December 31, 2025.

The following table presents changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the fiscal year ended December 31, 2025:

	Balance as of December 31, 2024	Realized gain (loss)	Amortization/ Accretion	Change in unrealized appreciation (depreciation)	Purchases	Sales/ Paydown	Transfer in Level 3*	Transfer out Level 3	Balance as of December 31, 2025
Collateralized Loan Obligations Debt	$128,514,764	$319,530	$1,335,013	$(1,042,260)	$50,211,683	$(62,380,040)	$—	$—	$116,958,690
Collateralized Loan Obligations Equity	27,347,102	—	(4,099,406)	(4,120,931)	115,413	—	—	—	19,242,178
First Lien Senior Secured Debt	172,433,120	(3,415,378)	1,197,925	(5,649,054)	72,791,658	(59,560,161)	—	—	177,798,110
Feeder Fund Investments – Debt	—	—	147	3,478	6,414,740	—	—	—	6,418,365
Feeder Fund Investments – Equity	—	—	354	(355)	5,774,479	—	6,856,201	—	12,630,679
Common Stocks	—	—	—	—	—	—	—	—	—
Total	$328,294,986	$(3,095,848)	$(1,565,967)	$(10,809,122)	$135,307,973	$(121,940,201)	$6,856,201	$—	$333,048,022

*      As of December 31, 2024, the investment was measured using net asset value as a practical expedient, and was not included within the fair value hierarchy.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2025

The net change in unrealized appreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at December 31, 2025, was as follows:

Net Change in Unrealized Appreciation/ (Depreciation) included in Consolidated Statements of Operations attributable to Level 3 investments held at December 31, 2025
Collateralized Loan Obligations Debt	$(1,727,845)
Collateralized Loan Obligations Equity	(3,761,687)
First Lien Senior Secured Debt	(5,668,356)
Feeder Fund Investments – Debt	3,478
Feeder Fund Investments – Equity	(355)
Common Stocks	—
Total	$(11,154,765)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of December 31, 2025:

Assets	Fair Value at December 31, 2025	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(2)	Impact to Valuation from an Increase in Input(3)
Collateralized Loan Obligations Debt	$101,708,690	Market Quotes	NBIB(1)	96.42 – 102.77/101.06	Increase
	15,250,000	Recent Transaction	Transaction Price	100.00 – 100.00/100.00	Increase
Collateralized Loan Obligations Equity	10,532,698	Market Quotes	NBIB(1)	85.98 – 96.63/91.34	Increase
	8,708,980	Yield Analysis	IRR	18.80% – 20.73%/19.98%	decrease
	500	Liquidation Net Asset Value	Broker Quotes	0.01 – 0.01/0.01
First Lien Senior Secured Debt	141,724,046	Market and income approach (through third-party vendor pricing service)	EV/LTM EBITDA Multiple	2.5x – 15.0x/9.2x	Increase
			Revenue Multiple	1.0x – 1.8x/1.5x	Increase
			DCF Discount Margins	4.51% – 16.50%/6.79%	Decrease
	27,811,564	Market Quotes	NBIB(1)	96.00 – 101.00/99.39	Increase
	8,262,500	Recent Transaction	Transaction Price	18.56 – 98.75/85.65	Increase

Annual Report | December 31, 2025	27

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2025
Assets	Fair Value at December 31, 2025	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(2)	Impact to Valuation from an Increase in Input(3)
Feeder Fund Investments – Debt	$6,418,365	Market Quotes	NBIB(1)	100.00 – 100.00/100.00	Increase
Feeder Fund Investments – Equity	12,630,679	Market Quotes	NBIB(1)	92.50 – 98.50/97.18	Increase

(1)        The Fund generally uses non-binding indicative bid prices (“NBIB”) provided by an independent pricing service or broker on the valuation date as the primary basis for the fair value determinations for broadly-syndicated First Lien Senior Secured Debt, CLO Debt, CLO Equity, Feeder Fund Investments — Debt, and Feeder Fund Investments — Equity investments, which may be adjusted for pending equity distributions as of the valuation date. These prices are non-binding and may not be determinative of fair value. Each price is evaluated by the Adviser’s valuation committee in conjunction with additional information compiled by the Adviser, including performance and covenant compliance information as provided by the respective CLO’s independent trustee.

(2)        Weighted averages are calculated based on fair value of investments.

(3)        The impact on fair value measurement of an increase in each unobservable input is in isolation.

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Flat Rock Global, LLC serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser provides the Fund such investment advice as it deems advisable and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objective and strategies. As compensation for its management services, the Fund pays the Adviser a management fee of 1.375% (as a percentage of the average daily value of net assets), paid monthly in arrears, calculated based on the average daily value of net assets during such period. Prior to February 28, 2025, the management fee was calculated and payable monthly in arrears at the annual rate of 1.375% of the Fund’s average daily total assets during such period.

In addition to the management fee, the Adviser is entitled to an incentive fee. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, expenses reimbursed to the Adviser and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero-coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2025

income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of Shares (including pursuant to the Fund’s distribution reinvestment policy), reduced by amounts paid in connection with purchases of the Fund’s Shares pursuant to the Fund’s repurchase program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•     No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 1.50% per quarter (or an annualized rate of 6.00%);

•     100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.764%. This portion of the Fund’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 1.764%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.764% in any calendar quarter; and

•     15.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.764% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

For the year ended December 31, 2025, the Adviser earned $4,471,034 in management fees and $4,695,458 in incentive fees and voluntarily waived $1,231,118 in management fees. The fees waived by the Adviser are not subject to recoupment.

For the year ended December 31, 2025, the Adviser elected to reimburse the Fund for investment losses, totaling $7,236,544. This reimbursement is reflected in the Consolidated Statements of Changes in Net Assets for the year ended December 31, 2025 as “Contribution from affiliate”. The impact to the NAV per share and the total return for the year ended December 31, 2025 as a result of this reimbursement has also been disclosed in the Consolidated Financial Highlights.

Ultimus Fund Solutions, LLC (“Ultimus” or “Administrator”) provides the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting. Under the terms of a Master Services Agreement, by and between the Fund and Ultimus, Ultimus receives fees from the Fund for these services.

U.S. Bank National Association (“U.S. Bank”) serves as the Fund’s custodian.

The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with Ultimus Fund Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Ultimus, to provide distribution services to the Fund. The Distributor serves as principal underwriter/distributor of Shares of the Fund. Under the terms of the Distribution Agreement, the Distributor receives fees from the Fund for these services.

U.S. Bank and the Distributor are not considered affiliates, as defined under the 1940 Act, of the Fund.

Annual Report | December 31, 2025	29

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2025
5. REPURCHASE OFFERS

The Fund conducts quarterly repurchase offers of 5% of the Fund’s outstanding Shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. In the event that a repurchase offer is oversubscribed, shareholders may only be able to have a portion of their Shares repurchased.

Quarterly repurchases occur in the months of January, April, July, and October. A repurchase offer notice will be sent to shareholders at least 21 calendar days before the repurchase request deadline. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which is ordinarily expected to be the repurchase request deadline. Payment for all Shares repurchased pursuant to these offers will be made not later than seven calendar days after the repurchase pricing date.

During the fiscal year ended December 31, 2025, the Fund completed four repurchase offers. In these offers, the Fund offered to repurchase no less than 5% of the number of its outstanding Shares as of the repurchase pricing dates. The results of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	December 20, 2024	March 21, 2025
Repurchase Request Deadline	January 24, 2025	April 25, 2025
Repurchase Pricing Date	January 24, 2025	April 25, 2025
Amount Repurchased	$9,631,700	$22,983,307
Shares Repurchased	469,839	1,133,299
	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	June 20, 2025	September 19, 2025
Repurchase Request Deadline	July 25, 2025	October 24, 2025
Repurchase Pricing Date	July 25, 2025	October 24, 2025
Amount Repurchased	$19,851,337	$21,395,334
Shares Repurchased	988,612	1,070,302
6. PORTFOLIO INFORMATION

Purchases and sales of securities for the year ended December 31, 2025, excluding short-term securities, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$140,104,119	$124,463,270

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2025
7. TAXES

Classification of Distributions

Distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial statement purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid by the Fund during the years ended December 31, 2025 and December 31, 2024, were as follows:

	2025	2024
Distributions paid from:
Ordinary Income	$30,483,029	$25,678,219
Long-Term Capital Gain	—	—
Total	$30,483,029	$25,678,219

Permanent book and tax differences, primarily attributable to the tax treatment of non-deductible expenses and certain affiliate contributions, resulted in reclassifications for the year ended December 31, 2025, as follows:

Paid-In Capital	Accumulated Earnings/(Deficit)
$(8,352,669)	$8,352,669

As of December 31, 2025, the components of accumulated earnings/(deficit) on a tax basis for the Fund were as follows:

Undistributed Ordinary Income	$20,287,174
Undistributed Long-Term Capital Gains	—
Capital Loss Carryforwards	(4,449,974)
Unrealized Depreciation	(25,729,761)
Total	$(9,892,561)

Tax Basis of Investments

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of December 31, 2025, with differences related to partnership investments, the tax treatment of investment losses reimbursed, and wash sales, was as follows:

Gross Unrealized Appreciation	$6,618,363
Gross Unrealized Depreciation	(32,348,124)
Net Unrealized Depreciation on Investments	$(25,729,761)
Tax Cost	$401,361,975

Annual Report | December 31, 2025	31

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2025

Capital losses

As of December 31, 2025, the Fund had capital loss carryforwards which may reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax pursuant to the Code. The capital loss carryforwards may be carried forward indefinitely. At December 31, 2025, the Fund had capital loss carryforwards for federal income tax purposes available to offset future capital gains, along with capital loss carryforwards utilized as follows:

Non-Expiring Short-Term	Non-Expiring Long-Term	Total	Capital Loss Carryforwards Utilized
$1,191,224	$3,258,750	$4,449,974	$—
8. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following is not intended to be a comprehensive description of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks.

Credit Risk: The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, may fail, or become less able, to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Adviser require accurate and detailed credit analyses of issuers, and there can be no assurance that the Adviser’s analyses will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.

Financial strength and solvency of an issuer are the primary factors influencing credit risk. The Fund could lose money if the issuer or guarantor of a debt security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Adviser may have expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. In addition, inadequacy of collateral or credit enhancement for a debt obligation may affect its credit risk. Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2025

of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund.

Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in high-yield investments considered speculative in nature and unsecured investments, this risk may be substantial. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. This risk may also be greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

Senior Loans: The Fund pursues its investment objective by investing in a portfolio composed primarily of Senior Loans and investment vehicles, such as CLOs, BDCs or Loan Facilities. Investing in Senior Loans involves a number of significant risks. Below investment grade Senior Loans have historically experienced greater default rates than has been the case for investment grade securities. The Fund intends to achieve its investment objective by investing in a portfolio composed primarily of securities that are rated below investment grade by rating agencies, or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. There can be no assurance as to the levels of defaults or recoveries that may be experienced on the Fund’s investments in Senior Loans. Senior Loans in which the Fund invests may be issued by companies with limited financial resources and limited access to alternative financing. Issuers of Senior Loans may be unable to meet their obligations under their debt securities that the Fund holds. Such developments may be accompanied by deterioration in the value of collateral backing its investments. This could lead to a decline in value of the Fund’s Senior Loan investments, which could result in a decline in the Fund’s net earnings and NAV. In addition, many of the Fund’s Senior Loans are “bank loans” that may not be deemed to be “securities” for purposes of the federal securities laws. Bank loan providers may not have the protections of the anti-fraud provisions of the federal securities laws and must rely instead on contractual provisions in loan agreements and applicable common-law fraud protections.

CLO Risk: CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. Investments in CLO securities may be riskier and less transparent than direct investments in the underlying loans and debt obligations. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Fund invests. The tranches in a CLO vary substantially in their risk profile, and debt tranches are more senior than equity tranches. The senior tranches are relatively safer because they have first priority on the collateral in the event of default. As a result, the senior tranches of a CLO generally have a higher credit rating and offer lower coupon rates than the junior tranches, which offer higher coupon rates to compensate for their higher default risk. The CLOs in which the Fund may invest may incur, or may have already incurred, debt that is senior to the Fund’s investment. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. Investments in CLOs may be subject to

Annual Report | December 31, 2025	33

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2025

certain tax provisions that could result in the Fund incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses the Fund experiences with respect to its CLO investments may be an indication of future realized losses. Equity tranches are unrated and equity investors receive no principal payments, if any, until all debt obligations are paid.

Middle Market Risk: Investing in middle-market companies is highly speculative and involves a high degree of risk of credit loss, and therefore the Fund’s securities may not be suitable for someone with a low tolerance for risk. Middle-market companies are more likely to be considered lower grade investments, commonly called “junk,” which are either rated below investment grade by one or more nationally recognized statistical rating agencies at the time of investment or may be unrated but determined by the Adviser to be of comparable quality. Lower grade securities or comparable unrated securities are considered predominantly speculative regarding the portfolio company’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. These risks are likely to increase during volatile economic periods.

Global Markets Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events, imposition of tariffs and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. For example, Russia’s ongoing military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, the European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks. In addition, the Israel-Hamas conflict as well as the potential risk for a wider conflict could negatively affect financial markets. Geopolitical tensions introduce uncertainty into global markets. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. Additionally, the Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers. Furthermore, the U.S.’s diplomatic ties and commitments in the region mean that it might become more directly involved, either diplomatically or militarily, diverting attention and resources. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

34	www.flatrockglobal.com

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2025

Valuation Risk: Most of the Fund’s investments are not traded on national securities exchanges, and the Fund does not have the benefit of market quotations or other pricing data from such an exchange. Certain of the Fund’s investments will have the benefit of third-party bid-ask quotations. With respect to investments for which pricing data is not readily available or when such pricing data is deemed not to represent fair value, the Fund’s Board determines fair value using the valuation procedures approved by the Board. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Fund makes.

Interest Rate Risk: Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. The Fund intends to fund portions of its investments with borrowings, and at such time, its net investment income will be affected by the difference between the rate at which it invests and the rate at which it borrows. Accordingly, the Fund cannot assure that a significant change in market interest rates will not have a material adverse effect on its net investment income.
9. BORROWINGS

The Fund maintains an $85 million revolving line of credit (the “Credit Facility”) through a special purpose wholly-owned subsidiary, FRC Funding, with certain financial institutions as lenders (“Lenders”). These Lenders include Cadence Bank, N.A. (“Cadence”) as the administrative agent, as well as Georgia Banking Company (“GBC”), Synovus Bank (“Synovus”), and Woodforest National Bank (“Woodforest”). The Loan Agreement for the Credit Facility, by and between the Fund and the Lenders (the “Loan Agreement”), expires on July 22, 2030.

As of December 31, 2025, the Fund had drawn down $43,451,895 from the Credit Facility and the maximum borrowing outstanding during the year was $72,993,373. The balance drawn from the Credit Facility is inclusive of $243,750 of upfront fees in addition to the principal balance. The Fund is charged an interest rate of 2.70% above the 1-month Secured Overnight Financing Rate (“SOFR”) plus 0.11448%. The Fund is charged a fee on the average daily unused balance of the Credit Facility of 0.40%. Pursuant to the terms of the Loan Agreement, the Fund granted Cadence, for the benefit of the Lenders, a security interest and a lien in substantially all of FRC Funding’s assets. The average balance outstanding and weighted average interest rate for the fiscal year ended December 31, 2025, was $53,747,598 and 7.06%, respectively.
10. MANDATORILY REDEEMABLE PREFERRED STOCK

At December 31, 2025, the Fund issued and had outstanding 1,000 Series A Term Preferred Shares. The Series A Term Preferred Shares have a liquidation preference of $10,000 per share plus accrued and unpaid dividends (whether or not declared). The Fund issued 1,000 Series A Term Preferred Shares on September 30, 2021. The Series A Term Preferred Shares are entitled to a dividend at a rate of 4.00% per year based on the $10,000 liquidation preference before the common stock is entitled to receive any dividends. The Series A Term Preferred Shares are redeemable at $10,000 per share plus accrued and

Annual Report | December 31, 2025	35

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2025

unpaid dividends (whether or not declared) exclusively at the Fund’s option upon written notice. Debt issuance costs related to Series A Preferred Shares of $200,000 are deferred and amortized over the period the Series A Term Preferred Shares are outstanding.
Series	Mandatory Redemption Date	Annual Dividend Rate	Shares Outstanding	Aggregate Liquidation Preference	Unamortized Deferred Issuance Costs	Carrying Value of Preferred Shares	Fair Value as of December 31, 2025
Series A Term Preferred Shares	September 15, 2026	4.00%	1,000	$10,000,000	$5,432	$9,994,568	$9,917,038

This fair value is based on Level 3 inputs under the fair value hierarchy. The following table summarizes the valuation techniques and significant unobservable inputs that are used to estimate the fair value for the Series A Term Preferred Shares. The Series A Term Preferred Shares are presented on the Consolidated Statement of Assets and Liabilities at the aggregate liquidation preference, net of deferred financing costs.
Assets	Fair Value as of December 31, 2025	Valuation Techniques	Unobservable Inputs	Range/Weighted Average(1)	Impact to Valuation from an Increase in Input(2)
Series A Term Preferred Shares	$9,917,038	Income Approach (Discounted Cash Flow Model)	Discount Rates	5.10% – 6.20%/5.57%	Decrease

(1)    Weighted averages are calculated based on fair value of investments.

(2)    The impact on fair value measurement of an increase in each unobservable input is in isolation.
11. DISTRIBUTION REINVESTMENT PLAN

The Board approved the establishment of a distribution reinvestment plan (the “DRIP”). The DRIP was effective as of and was first applied to the reinvestment of cash distributions paid on or after, December 7, 2020.

Under the DRIP, cash distributions paid to participating stockholders are reinvested in Shares at a price equal to the NAV per share of the Shares as of such date.

12. COMMITMENTS AND CONTINGENCIES

The Fund had an aggregate of $11,382,603 of unfunded commitments to provide debt financing to its portfolio companies as of December 31, 2025. As of December 31, 2025, there were no requests to fund these commitments. Such commitments are generally up to the Fund’s discretion to approve or are subject to the satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Fund’s Consolidated Statement of Assets and Liabilities and are reflected in the Fund’s Consolidated Statement of Assets and Liabilities.

36	www.flatrockglobal.com

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2025

The following table represents the Fund’s unfunded commitments on Feeder Fund Investments held by the Fund as of December 31, 2025:

	Redemption Frequency/ Expiration Date	As of December 31, 2025
Bain Capital Global Direct Lending Fund U II RN LP – D Note	6/18/2036	$137,500
Bain Capital Global Direct Lending Fund U II RN LP – Subordinated Note	6/18/2036	919,321
Guggenheim Invest Private Dbt Fd IV Feeder LLC – C Note	4/10/2038	3,944,135
		$5,000,956
13. PRIVATE INVESTMENT FUNDS

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of December 31, 2025:

	Redemption Frequency/ Expiration Date	Unfunded Commitments as of December 31, 2025
BCP Great Lakes Fund LP II – Series B Holdings LP(1)	N/A	$3,303,062
TriplePoint Private Venture Credit Inc.(2)	N/A	—
Hercules Private Global Venture Growth Fund I LP(3)	N/A	1,747,144
Total		$5,050,206

(1)        The investment strategy is to invest in senior, secured unitranche loans.

(2)        The investment strategy is to invest in venture capital-backed companies, with a focus on technology and other high-growth industries, via senior secured loans that also provide potential for upside in the form of equity warrants.

(3)        The investment strategy is to invest in secured structured debt and equity financing to venture capital backed life sciences and technology-related companies globally.

Annual Report | December 31, 2025	37

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2025
14. RECENT ACCOUNTING PRONOUNCEMENTS

On December 14, 2023, the FASB issued ASU 2023-09, which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in the ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. ASU 2023-09 applies to all entities that are subject to ASC 740, Income Taxes. The guidance is effective for annual periods beginning after December 15, 2024 and is applied on a prospective basis. The adoption of this guidance does not have an impact on the Fund’s financial statements.

15. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the financial statements:

On January 23, 2026, the Fund completed a quarterly repurchase offer. In this offer, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Date. The result of the repurchase offer was as follows:

Repurchase Offer
Commencement Date	December 19, 2025
Repurchase Request Deadline	January 23, 2026
Repurchase Pricing Date	January 23, 2026
Amount Repurchased	$15,582,756
Shares Repurchased	789,000

Subsequent to December 31, 2025, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
January 29, 2026	January 28, 2026	January 30, 2026	$0.155
February 26, 2026	February 25, 2026	February 27, 2026	$0.155

38	www.flatrockglobal.com

Flat Rock Core Income Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Flat Rock Core Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Flat Rock Core Income Fund (the “Fund”) as of December 31, 2025, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers, agent banks, and underlying fund managers; when replies were not received from agent banks, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Flat Rock Global, LLC since 2018.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
February 27, 2026

Annual Report | December 31, 2025	39

Flat Rock Core Income Fund	Additional Information
December 31, 2025 (Unaudited)
PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-307-500-5200, or on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the SEC on Form N-PORT within 60 days after the end of the Fund’s first and third quarters. Copies of the Fund’s Form N-PORT are available without charge, upon request, by contacting the Fund at 1-307-500-5200, or on the SEC’s website at http://www.sec.gov.

PRIVACY NOTICE
FACTS	WHAT DOES FLAT ROCK CORE INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number Assets Retirement Assets Transaction History Checking Account Information	Purchase History Account Balances Account Transactions Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Flat Rock Core Income Fund chooses to share; and whether you can limit this sharing.

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Flat Rock Core Income Fund	Additional Information
December 31, 2025 (Unaudited)
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Flat Rock Core Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
QUESTIONS?	Call (307) 500-5200

Annual Report | December 31, 2025	41

Flat Rock Core Income Fund	Additional Information
December 31, 2025 (Unaudited)
WHO WE ARE
Who is providing this notice?	Flat Rock Core Income Fund
WHAT WE DO
How does Flat Rock Core Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Flat Rock Core Income Fund collect my personal information?

We collect your personal information, for example, when you

•   Open an account

•   Provide account information

•   Give us your contact information

•   Make deposits or withdrawals from your account

•   Make a wire transfer

•   Tell us where to send the money

•   Tells us who receives the money

•   Show your government-issued ID

•   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   Sharing for affiliates’ everyday business purposes — information about your creditworthiness

•   Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

42	www.flatrockglobal.com

Flat Rock Core Income Fund	Additional Information
December 31, 2025 (Unaudited)
DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Flat Rock Core Income Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Flat Rock Core Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Flat Rock Core Income Fund doesn’t jointly market.

Annual Report | December 31, 2025	43

Flat Rock Core Income Fund	Trustees & Officers
December 31, 2025

Trustees

The Fund’s statement of additional information includes additional information about the Fund’s Trustees and officers and is available without charge, upon request, by calling (307) 500-5200 or by visiting www.flatrockglobal.com. The business address for each Trustee and officer of the Fund is c/o Flat Rock Core Income Fund, 680 S. Cache Street, Suite 100, P.O. Box 7403, Jackson, WY 83001, unless otherwise noted.

Interested Trustee

Name and Year of Birth	Position(s) Held with the Fund; Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee in the Past 5 Years
Robert K. Grunewald (1962)*	President, Chief Executive Officer and Trustee, Since Inception	Chief Executive Officer, Founder, Flat Rock Global LLC (2016 to Present); President and Chief Executive Officer of Flat Rock Opportunity Fund (2018 to present); President and Chief Executive Officer of Flat Rock Enhanced Income Fund (2022 to present); President and Chief Executive Officer of Flat Rock Capital Corp. (2017 to 2020); President and Chief Investment Officer, Business Development Corporation of America (a BDC) (2011 to 2015)	3	Flat Rock Enhanced Income Fund; Flat Rock Opportunity Fund; Flat Rock Capital Corp.

*      Mr. Grunewald is an interested person of the Fund (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with Flat Rock Global, LLC.

(1)    Each Trustee serves during the continued lifetime of the Fund and will not be subject to a term limit.

(2)    The term “Fund Complex” includes the Fund, Flat Rock Enhanced Income Fund and Flat Rock Opportunity Fund.

44	www.flatrockglobal.com

Flat Rock Core Income Fund	Trustees & Officers
December 31, 2025

Independent Trustees

Name and Year of Birth	Position(s) Held with the Fund; Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee in the Past 5 Years
Marshall H. Durston (1959)	Independent Trustee, Since 2020	Retired (since 2023); Managing Director of Spaulding & Slye Investments, a wholly owned subsidiary of Jones Lang LaSalle (2010 to 2023).	3	Flat Rock Enhanced Income Fund; Flat Rock Opportunity Fund; Flat Rock Capital Corp.
R. Scott Coolidge (1955)	Independent Trustee, Since 2020	Partner at Human Capital Advisors (since 2015); Senior Vice President and Vice President, Freddie Mac (2003 to 2015).	3	Flat Rock Enhanced Income Fund; Flat Rock Opportunity Fund; Flat Rock Capital Corp.
Paul E. Finnen (1958)	Independent Trustee, Since 2020	Owner, Paul E. Finnen & Associates (a Real Estate Appraisal company) (since 1985)	2	Flat Rock Enhanced Income Fund

(1)    Each Trustee serves during the continued lifetime of the Fund and will not be subject to a term limit.

(2)    The term “Fund Complex” includes the Fund, Flat Rock Enhanced Income Fund and Flat Rock Opportunity Fund.

Annual Report | December 31, 2025	45

Flat Rock Core Income Fund	Trustees & Officers
December 31, 2025

Officers Who are Not Trustees

Information regarding our officers who are not trustees is as follows. The address for each officer is c/o Flat Rock Core Income Fund, 680 S. Cache Street, Suite 100, P.O. Box 7403, Jackson, WY 83001, unless otherwise noted.

Name and Year of Birth	Position(s) Held with the Fund; Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Ryan Ripp (1987)	Chief Financial Officer, Treasurer and Secretary, Since 2021

Chief Financial Officer of Flat Rock Global, LLC and Flat Rock Opportunity Fund (2021 to Present); Chief Financial Officer of Flat Rock Enhanced Income Fund (2022 to Present); Chief Compliance Officer of Flat Rock Global, LLC, Flat Rock Opportunity Fund and Flat Rock Core Income Fund (2021-2022); Consultant, Boston Consulting Group (2020 to 2021); Associate, McKinsey & Company (2017 to 2020); Senior Associate, Equity Research, Citi (2014 to 2016)

Andy Chica (1975) P.O. Box 847 Morrisville, NC 27560	Chief Compliance Officer, Since 2022

Chief Compliance Officer of Flat Rock Opportunity Fund, Flat Rock Enhanced Income Fund and Flat Rock Global, LLC (since 2022); Principal, NexTier Solutions (since 2022); Chief Compliance Officer and Compliance Director, Cipperman Compliance Services, LLC (2019 to 2022); Chief Compliance Officer, Hatteras Funds (2007 to 2019).

(1)    Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

46	www.flatrockglobal.com

Must be accompanied or preceded by a Prospectus.
Ultimus Fund Distributors, LLC is the Distributor for the Flat Rock Core Income Fund.

(b)       Not applicable to Registrant.

Item 2. Code of Ethics.

The Registrant, as of the end of the period covered by this report on Form N-CSR, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant. During the period covered by this report, no amendments were made to the provisions of the code of ethics and no implicit or explicit waivers of the provisions of the code of ethics were granted. The Registrant’s code of ethics, as adopted on May 23, 2023, is attached as an exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Mr. Marshall H. Durston as the Fund’s “audit committee financial expert,” as defined in the instructions to Item 3(a) of Form N-CSR, based on the Board of Trustees’ review of his qualifications. Mr. Durston is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees: For the Registrant’s fiscal years ended December 31, 2024 and December 31, 2025, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $214,495 and $172,500, respectively.

(b)       Audit-Related Fees: For the Registrant’s fiscal years ended December 31, 2024 and December 31, 2025, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s annual financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)       Tax Fees: For the Registrant’s fiscal years ended December 31, 2024 and December 31, 2025, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $21,500 and $21,500. The tax fees for fiscal years 2024 and 2025 are related to dividend calculation, excise tax preparation and tax return preparation.

(d)       All Other Fees: For the Registrant’s fiscal years ended December 31, 2024 and December 31, 2025, the aggregate fees billed by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item were $0 and $0, respectively.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)  No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        Not applicable.

(g)       The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant and the Registrant’s investment adviser for the fiscal year ended December 31, 2024 and December 31, 2025 were $0 and $0, respectively.

(h)       Not applicable.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Companies.

(a)       Not applicable.

(b)       Not applicable.

Item 6. Investments.

(a)       The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)       Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)       Not applicable.

(b)       Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Flat Rock Core Income Fund, a Delaware statutory trust (the “Fund”), has delegated its proxy voting responsibility to its investment adviser, Flat Rock Global, LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and the Fund’s non-interested trustees and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of the Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser will vote proxies relating to the Fund’s portfolio securities in the best interest of its clients’ shareholders. The Adviser will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by each of its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of the Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, the Adviser requires that: (i) anyone involved in the decision-making process disclose to the Adviser’s Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how the Adviser voted proxies with respect to the Fund’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Flat Rock Core Income Fund, 680 S Cache Street, Suite 100, P.O. Box 7403, Jackson, WY 83001.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Registrant’s Portfolio Managers as of December 31, 2025 are:

Name	Title	Length of Service	Business Experience 5 Years
Robert K. Grunewald	Portfolio Manager	Since November 2020

Chief Executive Officer, Founder, Flat Rock Global LLC (since 2016); President and Chief Executive Officer of Flat Rock Core Income Fund (since 2020); President and Chief Executive Officer of Flat Rock Opportunity Fund (since 2018); President and Chief Executive Officer of Flat Rock Enhanced Income Fund (2022 to present); President and Chief Executive Officer of Flat Rock Capital Corp. (2017 to 2020); President and Chief Investment Officer, Business Development Corporation of America (a BDC) (2011 to 2015).

Shiloh Bates	Portfolio Manager	Since January 2021

Chief Investment Officer of Flat Rock Enhanced Income Fund (since 2022); Managing Director of Flat Rock Global (since 2018); Chief Investment Officer of Flat Rock Opportunity Fund (since 2018); Managing Director, Benefit Street Partners (2016 to 2018); Managing Director, BDCA Adviser (2012 to 2016).

(a)(2)  Other accounts managed by the Registrant’s Portfolio Managers as of December 31, 2025:

Name		Other Accounts Managed		Other Accounts for which Advisory Fee is Based on Performance
	Account Type	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert K. Grunewald	Registered Investment Companies	2	$1.184B	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Shiloh Bates	Registered Investment Companies	2	$1.184B	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

We have entered into an Investment Advisory Agreement with the Adviser. Certain of the executive officers, directors/trustees and finance professionals of the Adviser who perform services for us on behalf of the Adviser may also serve as officers, directors/trustees, managers, and/or key professionals of affiliates of the Adviser, including Flat Rock Opportunity Fund and Flat Rock Enhanced Income Fund. Further, the Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, the Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating management time, investment opportunities, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, the Adviser has policies and procedures in place designed to manage the conflicts of interest between the Adviser’s fiduciary obligations to us and its similar obligations to other clients. Such policies and procedures are designed to ensure that investment opportunities are allocated on an alternating basis that is fair and equitable among us and the Adviser’s other clients.

(a)(3)  Portfolio Manager compensation as of December 31, 2025:

Mr. Bates is a Portfolio Manager of the Fund. Mr. Bates holds an equity ownership interest in the Adviser and his compensation is determined by the Adviser’s compensation committee. His compensation includes a fixed salary in an amount subject to periodic review; an annual variable discretionary bonus based on the profitability of the Adviser and the performance of the Fund, including consideration of portfolio performance relative to any benchmark, fee waiver, total assets under management and revenues.

Mr. Grunewald is a Portfolio Manager of the Fund. Mr. Grunewald holds an equity ownership interest in the Adviser and his compensation is determined by the Adviser’s compensation committee. His compensation includes a fixed salary in an amount subject to periodic review; an annual variable discretionary bonus based on the profitability of the Adviser and the performance of the Fund, including consideration of portfolio performance relative to any benchmark, fee waiver, total assets under management and revenues.

(a)(4)  Dollar range of securities owned by the Registrant’s Portfolio Managers as of December 31, 2025:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)(2)(3)
Robert K. Grunewald	Over $1,000,000
Shiloh Bates	None

(1)      Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000

(2)      Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

(3)      The dollar range of equity beneficially owned is based on the closing price of $19.62 per share on December 31, 2025.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)       The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)       No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

None.

Item 19. Exhibits.

(a)       File the exhibits listed below as part of this Form.

(1)  The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 19(a)(1).

(2)  None.

(3)  The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, are attached hereto as EX99.Cert.

(4)  Not applicable.

(5)  Not applicable.

(b)       The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flat Rock Core Income Fund
By	/s/ Robert K. Grunewald
Robert K. Grunewald President and Chief Executive Officer (Principal Executive Officer)
Date	3/5/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert K. Grunewald
Robert K. Grunewald President and Chief Executive Officer (Principal Executive Officer)
Date	3/5/2026
By	/s/ Ryan Ripp
Ryan Ripp Chief Financial Officer (Principal Financial Officer)
Date	3/5/2026